UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest reported) March 31, 2008
AMERICAN SHARED HOSPITAL SERVICES
(Exact name of registrant as specified in its chapter)

California	1-08789	94-2918118
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Four Embarcadero Center, Suite 3700, San Francisco, CA	94111
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 415-788-5300
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On March 31, 2008, the Company issued a press release announcing it has entered into an agreement to provide a Leksell Gamma Knife Perfexion unit to USC University Hospital. The full text of the press release is attached hereto as Exhibit 99.1. The Company does not intend for this exhibit to be incorporated by reference into future filings under the Securities Exchange Act of 1934.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits
The following exhibit is filed as part of this report:
99.1	Perfexion Press Release, dated 3/31/08

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2008	American Shared Hospital Services
	By:	/s/ Ernest A. Bates, M.D.
Ernest A. Bates, M.D.
Chairman and CEO